==============================================================================

				 SCHEDULE 14A
				(Rule 14a-101)
		    INFORMATION REQUIRED IN PROXY STATEMENT
			   SCHEDULE 14A INFORMATION

		   Proxy Statement Pursuant to Section 14(a)
		    of the Securities Exchange Act of 1934


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[ ]      Definitive Proxy Statement

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[X]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
	 240.14a-12


			  RJR Nabisco Holdings Corp.

	       (Name of Registrant as Specified In Its Charter)

			  RJR Nabisco Holdings Corp.

		  (Name of Person(s) Filing Proxy Statement)

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[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
	 0-11.

	 (1)   Title of each class of securities to which transaction applies:

	 (2)   Aggregate number of securities to which transaction applies:

	 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[ ]      Check box if any part of the fee is offset as provided by Exchange
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	 (4)   Date Filed:

==============================================================================

- ------------------------------------------------------------------------------
		OVERVIEW OF LEBOW'S PAST BUSINESS DEALINGS
- ------------------------------------------------------------------------------




		OVERVIEW OF LEBOW'S PAST BUSINESS DEALINGS
- ------------------------------------------------------------------------------
			     Table of Contents


SECTION I      LeBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
	       bullet    Overview
	       bullet    Self-Dealing and Shareholder Conflicts
	       bullet    Financial Returns
	       bullet    Operating Performance

SECTION II     LeBOW'S INVOLVEMENT IN OTHER TRANSACTIONS
	       bullet    MAI Basic Four
	       bullet    Western Union/New Valley
	       bullet    Prime Computer
	       bullet    American Brands
	       bullet    Liggett's Merger Proposal to RJR

SECTION III    CONCLUSION

- ------------------------------------------------------------------------------
		 LeBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------


		 LeBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
				 Overview


     bullet LeBow claims to have delivered extraordinary financial returns to Brooke Group shareholders

	     dash However, the returns are driven largely by the value generated by Marvel Entertainment's acquisition of Skybox, which occurred more than 1 1/2 years after Brooke Group spun off Skybox.

	     dash LeBow has NOT generated value at Brooke Group through exemplary operating performance bullet In fact, since LeBow gained control, the operating performance of Liggett, Brooke Group's tobacco business, has been unequivocally weak

	     dash Liggett has lost market share in both the Full-price and Savings segments of the market

	     dash Liggett's market share declines have been driven by lower unit volumes and lower dollar sales

	     dash Furthermore, Liggett's reliance on a concentrated group of Private Label accounts resulted in a weakened strategic position bullet These are the facts behind LeBow's operating history. Investors must seriously consider whether any tobacco company would survive under his stewardship bullet  The performance of Brooke Group shows:

	     dash  That LeBow is a wheeler-dealer
	     dash That LeBow has drained the financial strength of Brooke Group


		LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
			 Company Holding Structure


			       Bennett LeBow
				   56.5%

			       Brooke Group
				   (SMM)
	       -----------------------------------------------
	       Sales   $463.4           Cash            $ 17.0
	       EBITDA     8.3           Total Debt       407.3
					Book Equity     (326.4)

	   100%                            41.6% (effective voting control)
     Liffett Group, Inc.                        New Valley Corporation
	  ($MM)                                        ($MM)
- -----------------------------------        --------------------------------
Sales   $455.0   Cash        $  0.0        Income $ 47.9  Cash      $246.5
EBITDA    36.9                184.2(2)     EBIT     17.3              80.6
		 Book Equity (149.8)                      Pref Stock 215.9(3)
							  Book Equity (9.0)

Notes: (1)  All income statement statistics are for the LTM ended 9/30/95;
	    balance sheet statistics as of 9/30/95.
       (2)  Includes $1.9MM of cash overdraft.
       (3)  Includes redeemable and non-redeemable preferred shares.


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
		  Self-Dealing and Shareholder Conflicts

     LeBow's history at Brooke/Liggett has been marked by instances of self-dealing and shareholder conflict.

     bullet LeBow acquired Liggett in an LBO transaction in October 1986 through a subsidiary of B.S. LeBow Inc. ($138MM in cash)

     bullet Brooke Partners (later restructured into the Brooke Group) bought out B.S. LeBow bullet In a restructuring, LeBow was able to merge highly illiquid assets at Brooke Group into the cash flow-generating Liggett

	     dash To placate Liggett shareholders, LeBow gave them "contingent value rights" ("CVR"). Those securities granted holders the right to receive in cash from Brooke Group the difference between $19.45/Brooke share and the price at which the Brooke Shares were trading on a date approximately three years from issuance.

	     dash LeBow ultimately satisfied most of Brooke's CVR obligation (which amounted to $52 million cash at that time) by taking advantage of a loophole in the CVR agreement that allowed him to reduce Brooke's CVR obligation by spinning off its Skybox unit to shareholders.

	     dash Although LeBow's appraiser had valued Skybox at $14.375/share (permitting him virtually to extinguish Brooke's CVR responsibilities), the market disagreed. On the first trading day after the spin-off, Skybox closed at a mere $4.25/share.

     bullet In May 1993, a lawsuit was filed alleging that LeBow and five officers and directors personally benefited from various transactions. On March 17, 1994 an agreement was reached in settlement of the lawsuit under which LeBow agreed to (i) repay Brooke Group Ltd. $16MM in loans, (ii) waive his right to receive $6.25MM of preferred dividends, (iii) put a 25% cap on his salary increases over the next 4 years and (iv) tie his compensation to the performance of the company's common stock.


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
			   Operating Performance

     Brook Group has a money losing record from continuing operations.

	       Net Income (Loss) from Continuing Operations

     Graphic Bar Chart illustrating Net Income (Loss) from continuing operations running from $500 to $150. 1990 is $422, 1991 is $88, 1992 is
$8, 1993 is $69, 1994 is $18, 1995 is $45.

- -----
Note:  (1) Includes reversal of $433 million loss at New Valley.


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
		Calculation of Brooke Group Rate of Return

     Although LeBow calculates a 29% annual return to Brooke shareholders since 1991, the largest component of this return is the $16.00/share each shareholder received when Marvel Entertainment bought Skybox on May 5, 1995, more than 1-1/2 years after Brooke had spun off Skybox.

		Brooke's Return from 2/1/96 - 8/28/95(1)

			       1991     1992    1993     1994      1995
			       ----     ----    ----     ----      ----

Brooke Stock Price(2)          $7.4                                $4.5
Brooke Dividend 1991(3)(4)      0.7                                 0.8
Brooke Dividend 1992(3)(4)               0.4                        0.5
Brooke Dividend 1993(3)(4)                      0.0                 0.0
Brooke Dividend 1994(3)(4)                                0.0       0.0
Brooke Dividend 1995(3)(4)                                          0.2
Skybox Stock Price(5)                                              16.0
MAI Stock Price(6)                                                  1.6
MAI Dividends(7)                                                    0.4
								   ----
    Total                      $7.4                               $24.0
								   ----
	  % Return                                                   29%
								   ====

Notes: (1) Date range selected reflects the range used by LeBow in
	   proxy materials filed for consent solicitation. 8/28/95 is the day before New Valley received Hart=Scott=Rodino clearance.

       (2) Based on Brooke closing price as of 2/1/91 and 8/28/95 respectively.

       (3) Dividend of $0.15/share, $0.42/share, $0.70/share paid in 1995, 1992 and 1991 respectively. Assumes dividends reinvested at 5.5%.

       (4) Assumes dividends paid at the end of the year.

       (5) Based on Skybox price of $16.00. (On 10/6/93 one share of Skybox common stock was distributed for each share of Brooke Group's common stock outstanding. Skybox was sold to Marvel
	   Entertainment effective 5/5/95 for $16.00 per share.)

       (6) On 2/13/95 one share of MAI common stock was distributed for each of six shares of Brooke Group's common stock outstanding. Based on MAI closing price of $9.50 per share on 8/28/95.

       (7) On 7/27/95 MAI declared a 25% stock dividend.


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
		Calculation of Brooke Group Rate of Return

     In the consent solicitation, LeBow only calculated returns for a carefully selected 4.5 year timeframe. If returns from the time of Liggett's IPO to the day before New Valley received Hart-Scott-Rodino clearance are analyzed, Brooke's returns look much different.


		  Brooke's Return from 10/8/87 -- 8/28/95(1)

			    1987   1988  1989  1990   1991   1992  1993  1994  1995
			    ----   ----  ----  ----   ----   ----  ----  ----  ----

Brooke Stock Price(2)      $12.0                                              $ 4.5
Brooke Dividend 1987(3)(4)   0.0                                                0.0
Brooke Dividend 1988(3)(4)         $0.1                                         0.2
Brooke Dividend 1989(3)(4)               1.1                                    1.4
Brooke Dividend 1990(3)(4)                      0.6                             0.7
Brooke Dividend 1991(3)(4)                             0.7                      0.8
Brooke Dividend 1992(3)(4)                                    0.4               0.5
Brooke Dividend 1993(3)(4)                                         0.0          0.0
Brooke Dividend 1994(3)(4)                                               0.0    0.0
Brooke Dividend 1995(3)(4)                                                      0.2
Skybox Stock Price(5)                                                          16.0
MAI Stock Price(6)                                                              1.6
MAI Dividends(7)                                                                0.4
									      -----
    Total                  $12.0                                              $26.3
			   =====                                              =====
	  % Return                                                              10%
									      =====

Notes: (1) 10/8/87 is the date of the Liggett IPO and 8/28/95 is the day
	   before New Valley received Hart-Scott-Rodino clearance.

       (2) Based on Brooke closing price as of 10/8/87 and 8/28/95 respectively.

       (3) Assumes dividends paid at the end of the year.

       (4) Dividend of $0.14/share, $1.06/share, $0.56/share, $0.70/share,
	   $0.42/share, $0.15/share in 1988, 1989, 1990, 1991, 1992 and 1995
	   respectively. Assumes dividend reinvested at 5.5%.

       (5) Based on Skybox price of $16.00. (On 10/6/93 one share of Skybox common stock was distributed for each share of Brooke Group's common stock outstanding. Skybox was sold to Marvel
	   Entertainment effective 5/5/95 for $16.00 per share.


       (6) On 2/13/95 one share of MAI common stock was distributed for each of six shares of Brooke Group's common stock outstanding. Based on MAI closing price as of 8/28/95.

       (7) On 7/27/95 MAI declared a 25% stock dividend.


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
		Calculation of Brooke Group Rate of Return

     If the return to Brooke Group shareholders is calculated by excluding the $16.00 Skybox distribution, it is significantly lowered to around 1%. This calculation assumes that Brooke Group shareholders sold their Skybox shares immediately after the spin-off in October 1993 and also sold their MAI shares immediately after distribution in February 1993.


		  Brooke's Return from 10/8/87 -- 8/28/95(1)

			    1987   1988  1989  1990   1991   1992  1993  1994  1995
			    ----   ----  ----  ----   ----   ----  ----  ----  ----

Brooke Stock Price(2)      $12.0                                              $ 4.5
Brooke Dividend 1987(3)(4)   0.0                                                0.0
Brooke Dividend 1988(3)(4)         $0.1                                         0.2
Brooke Dividend 1989(3)(4)               1.1                                    1.4
Brooke Dividend 1990(3)(4)                      0.6                             0.7
Brooke Dividend 1991(3)(4)                             0.7                      0.8
Brooke Dividend 1992(3)(4)                                    0.4               0.5
Brooke Dividend 1993(3)(4)                                         0.0          0.0
Brooke Dividend 1994(3)(4)                                               0.0    0.0
Brooke Dividend 1995(3)(4)                                                      0.2
Skybox Stock Price(5)                                              4.3          4.8
MAI Stock Price(6)                                                 0.3          0.3
									      -----
    Total                  $12.0                                              $13.3
			   =====                                              =====
	  % Return                                                               1%
									      =====

Notes: (1) 10/8/87 is the date of the Liggett IPO and 8/28/95 is the day
	   before New Valley received Hart-Scott-Rodino clearance.

       (2) Based on Brooke closing price as of 10/8/87 and 8/28/95 respectively.

       (3) Assumes dividends paid at the end of the year.

       (4) Dividend of $0.14/share, $1.06/share, $0.56/share, $0.70/share,
	   $0.42/share, $0.15/share in 1988, 1989, 1990, 1991, 1992 and 1995
	   respectively. Assumes dividend reinvested at 5.5%.

       (5) On 10/6/93 one share of Skybox common stock was distributed for each share of Brooke Group's common stock outstanding. Assumes that Skybox share immediately sold and proceeds reinvested 5.5%.

       (6) On 2/13/95 one share of MAI common stock was distributed for each of six shares of Brooke Group's common stock outstanding. Assumes that MAI share immediately sold and proceeds reinvested at 5.5%. Based on MAI closing price of $1.50 as of 2/13/95.


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
	      Liggett/Brooke Group -- October 1987 to Present

     Brooke Group's share price rarely moves on the news of strong operating performance. Rather, financial manipulation of assets or M&A activity have caused many of the most significant price movements.

			   Liggett/Brooke Group
     -------------------------------------------------------------------
	       Chart using dollars as longitude 0 to $14 and dates as latitude beginning at 08/Oct/87 and ending at 11/Mar/96

     Liggett first went public at $12 a share (10/08/87)

     LeBow announced his intention to acquire American Brands (09/16/88)

     New Valley Corp., a company controlled by Brooke, received clearance under the Hart-Scott-Rodino Act to acquire up to 15% of RJR Nabisco common stock (08/29/95).

     Announcement of Icahn seeking clearance to acquire RJR (09/20/95).

     Brooke Group planned to spin-off portion of its Skybox unit to reduce liability to holders of contingency value rights (09/13/93).

     Liggett reported decline in net income for the year and quarter ended March 31, 1989 (05/01/89).

     Restructuring took place under which Liggett (now Brooke Group) assumed the liabilities of Brooke Partners and obtained interests in Western Union Corp. and MAI (11/19/90).

     Brooke Group reported loss for September quarter (11/15/91).

     Brooke filed registration statement with the SEC for possible spin-off of Skybox (07/21/93).

     Brooke distributed a dividend of one share of Skybox for each common share of Brooke outstanding (10/06/93).

     October 87 stock market crash.

     Brooke posted net loss of $149.6MM for the year ended December 31, 1991 (06/03/92).

     Western Union money transfer business sold to FFMC. New Valley Corporation, a subsidiary of Brooke Group, obtained approximately $893MM in cash and $300MM assumption of pension plan (11/15/94).

     Lawsuit filed against LeBow (05/27/93).


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
			   Operating Performance

     Since LeBow acquired control of Liggett in 1986, the Company's volumes and sales ahve declined significantly.

       Column graph illustrating Volume and Net Sales respectively.

				  Volume
			     (Volume Bn Units)

     Volume chart longitude illustrates Volume in (Bn Units) 0-25, latitude illustrates years 1986 through 1995. 1986 volume is 22.2, 1987 volume is 20.2, 1988 volume is 15.7, 1989 volume is 17.0, 1990 volume is 17.7, 1991 volume is 17.3, 1992 volume is 15.4, 1993 volume is 11.2, 1994 volume is 11.3, and 1995 volume is 10.5.

				 Net Sales
			     (Net Sales ($MM)

     Net Sales bar chart longitude reflects Net Sales ($MM) ranging from 0-$500 million. Latitude reflects years 1986 through 1995. 1986 is 370, 1987 is 368, 1988 is 381, 1989 is 376, 1990 is 437, 1991 is 448, 1992 is
458, 1993 is 346, 1994 is 333 and 1995 is 318.

     Source:  RJR Tobacco estimates.



		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
			   Operating Performance


     Bar chart illustrating Liggett's market share has deteriorated in line with volume and sales declines under LeBow's stewardship.

     Longitude is 0-5. Latitude is 1980, 1986 and 1995.

     1980 is 2.3% Full-Price Segment Market Share, 1986 is 3.9% with 1.4% being Full-Price Segment Market Share and 2.5% being Savings Segment Market Share, and 1995 is 0.6% Full-Price Segment Market Share and 1.6% is Savings Segment Market Share.

     Source:  RJR Tobacco estimates. Industry shipment data.


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
- ------------------------------------------------------------------------------
			   Operating Performance


     Pie chart illustrating Private Label 81% and 19% other.

     62% of Liggett's Savings business is concentrated in eight Private Label accounts, while Private Label in total accounts for 81% of Liggett's Savings business.

						  Private Label
			    --------------------------------------------------
				  Major Accounts
			    (62% of Savings Business)            Brand
			    --------------------------      ------------------

				Super America               Yours
Pie chart                       Winn Dixie                  Price Breaker
Private Label=81%               Crown Petroleum             Kings Port
Other=19%                       Ralph's                     Plain Wrapper
				Plad Pantry                 Meridian
				FFP                         Meridian
Liggett's Savings Business      Race Trac                   Grand Prix
				Associated Grocers          Shurfine

Source:   RJR Tobacco estimates.



		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
     ______________________________________________________________________
			   Operating Performance

     Liggett's distribution coverage continues to deteriorate significantly over time in all classes of trade except cigarette outlets.


			   %CIV Dist.-Full Price   %CIV Dist.-Savings
			   ---------------------   ------------------

			   12/93  12/94  12/95    12/93  12/94  12/95
			   -----  -----  -----    -----  -----  -----

Convenience/Gas             67     61     56       25     20     17
Supermarkets                97     95     94       49     42     35
Cigarette Outlets          N.A.    98     98       N.A.   84     83
			   -----  -----  -----    -----  -----  -----
Total U.S.                  77     72     68       31     30     26
			   =====  =====  =====    =====  =====  =====

Source: RJR Tobacco estimates


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT
     ______________________________________________________________________
			   Operating Performance

     Liggett's continues to experience problems with its business as evidenced by the fact that it is the only U.S. tobacco company that continues to trade load.

     Column graph longitude is 0-300 illustrating Days Sales, latitude reflects last day of week of each quarter in 1994 and 1995. Two columns at each date reflect Liggett and the industry 3/31/94 Liggett is at 143 and industry is at 86, 6/30/94 Liggett at 138 and Industry is at 115, 4/30/94 Liggett is 160, Industry is at 100, 12/31/94
Liggett is at 163 and Industry is at 91, 3/31/95 Liggett is at 147, Industry is at 98, 6/30/95 Liggett is 163, Industry is at 98, 9/30/96 is 247, Industry is at 95, 12/31 Liggett is at 190, Industry is at 85.


     ______________________________________________________________________

		 LEBOW's INVOLVEMENT IN OTHER TRANSACTIONS
     ______________________________________________________________________



		 LEBOW's INVOLVEMENT IN OTHER TRANSACTIONS

Overview

bullet LeBow does not have a successful record of delivering returns to equity holders:

		dash MAI Basic Four, a company controlled by LeBow since 1985, provided poor returns to shareholders until landing in bankruptcy in 1993. The Company's equity value has only recovered recently since LeBow's resignation as Chairman and as a Director.

		dash Western Union, a company LeBow gained control of in 1987, operated in bankruptcy from 1993 - 1995 under LeBow's stewardship. Although LeBow eventually made a financial gain on the investment as a consequence of the sale of Western Union's money transfer business to FFMC in November 1994, the gain was a windfall in an industry that experienced an unexpected revival in the mid-1990's.

bullet LeBow has a history of involvement in hostile situations after the target company rebuffed his attempt to sell it an unwanted asset.

		dash Through MAI, LeBow made a hostile bid for Prime computer after Prime refused to buy MAI from LeBow.

			LeBow made a Hart-Scott-Rodino filing indicating his intention to purchase in excess of $15MM of American Brands stock and in excess of 50% of the company's voting securities after American Brands expressed a lack of interest in an acquisition of Liggett.

		dash Prior to his investment in RJR Nabisco, LeBow made a proposal for a merger of RJR and Liggett. His shareholder activism at RJR only began after his merger proposal was refused.

bullet Based on his past history of self-dealing, it is difficult to accept LeBow as a champion of shareholder activism.


		 LEBOW's INVOLVEMENT IN OTHER TRANSACTIONS

Case Study:  MAI Basic Four

     Since acquiring control of MAI, LeBow has failed to deliver acceptable returns to equity holders while having legal problems with the Company's creditors bullet In January 1985, LeBow acquired a majority stake in MAI Basic Four, a division of Management Assistance Inc., in a leveraged buyout from Asher Edelman for $105MM. He and his partners put up $5MM in equity.

bullet     By September 1988, LeBow had received more than $10MM in dividends.

bullet In September 1989, Brooke Partners LP, an entity controlled by LeBow, made a $30MM cash infusion in MAI, receiving securities that could be exchanged into 17.5 million common shares (54% stake), and converted $25MM of its preferred stock to restricted common stock.

bullet After its failure to acquire Prime Computer in 1988/1989, MAI decided to phase out its manufacturing operations and become a reseller.

bullet On April 12, 1993, MAI filed for Chapter 11 bankruptcy protection. MAI emerged from bankruptcy protection in November 1993.

bullet Creditors demanded LeBow's resignation as CEO after MAI filed for bankruptcy in 1993.

bullet LeBow resigned as CEO of MAI in April 1993, as Chairman in May 1995, and as a Director in October 1995.

bullet In January 1995, Brooke Group announced its intention to spin off MAI as a special dividend to Brooke shareholders. Brooke spun off its equity interest in MAI in February 1995.


		 LEBOW'S INVOLVEMENT IN OTHER TRANSACTIONS

Case Study: MAI Basic Four

     Performance chart longitude is $22-0, latitude is dates as reflected in the boxed text. MAI posted earnings increase for March quarter [04-28-87] at $16.5, October 87 stock market crash at $12.5, a MAI posted earnings increase for June quarter [07-27-88] at $19, With a slowdown in sales, the company announced that it was seeking a buyer [08-29-88] at $18, MAI posted fall in September quarter net income [11-18-88] at $11, First went public [06-24-86] at $15, MAI stock trading suspended from NYSE [04-14-93] at less than $1, MAI posted earnings increase December quarter [01-26-87] at $14, MAI reported loss for fiscal year 1989 [12-05-89] at $4, MAI filed for Chapter 11 bankruptcy protection [04-12-93] at less that $1, MAI posted earnings increase for March quarter [04-26-88] at $15.4.


		 LEBOW'S INVOLVEMENT IN OTHER TRANSACTIONS

Case Study:  Western Union/New Valley

     Western Union spent nearly three years in bankruptcy under LeBow's stewardship. Ultimately, the Company's most significant asset had to be sold to FFMC - a sale made possible by an unexpected recovery in the money transfer business.

bullet On December 30, 1987, LeBow acquired a controlling interest in Western Union Corporation for $25MM. A condition was that his Class B common shares could not be converted into common shares until the company earned more than its preferred stock dividends for one full fiscal year.

bullet By 1990, Western Union was having liquidity problems and negotiations began with the high yield debt holders. In November 1991 major bondholders filed a petition for involuntary bankruptcy.

bullet In December 1990, Western Union's business services unit was sold to AT&T for $180MM in cash. With the proceeds, some of the outstanding notes were bought back by the company for fifty cents on the dollar.

bullet Nevertheless, liquidity problems persisted and from March 1993 to January 1995, Western Union (renamed New Valley) operated under Chapter 11 protection.

bullet New Valley's biggest asset, the Western Union money transfer business, was sold to First Financial Management Corporation as part of its Plan of Reorganization on January 13, 1995. The purchase price was $893MM in cash, plus the assumption by First Financial of Western Union's pension benefits liabilities. New Valley ended up with more than $300MM in cash upon emerging from Chapter 11 protection.


		 LEBOW's INVOLVEMENT IN OTHER TRANSACTIONS

Western Union/New Valley - December 1,1987 to Present

     Shareholders of Western Union/New Valley have had a bumpy ride with LeBow.

     Performance chart S&P upgraded Western Union debt [12-31-87] at $2.7, Stockholders' approval of merger with LeBow entity [12-14-87] at $2.4, Brooke Partners secured financing in planned tender offer for Western Union [02-23-89] at $4.75, Brooke Partners is launched $30-a-share tender offer for Western Union's Class A Preferred stock [03-02-89] at $2.25, American Express introduced money transfer program to compete with Western Union [03-08-89] at $2.4, Interest rate on bonds reset upwards to 19.25% from 16.50% [06-16-89] at $1.6, Western Union announced that restructuring has been approved by debtholders [12-30-87] at $2, Western Union reported net loss for June quarter [08-03-89], Western Union announced that it was considering alternatives to restructure the company's 19.25% notes because of changes in market conditions [10-13-89] at $.9, Western Union posted September quarter losses [11-14-89] at $.6, Western Union sold business services unit to AT&T for $180MM in cash [12-31-90] at $.45, Bondholders filed a petition for involuntary bankruptcy [11-15-91] at $.25, Out of Chapter 11 bankruptcy protection [01-18-95] at $1.26.

Note: (1) Trading of New Valley stock suspended on NYSE 4/14/93. Trading resumed on OTC 4/5/94.



		 LEBOW's INVOLVEMENT IN OTHER TRANSACTIONS

Case Study:  MAI's Bid for Prime Computer

      LeBow's MAI launched a hostile bid for Prime Computer in 1988 after an unsuccessful effort to sell MAI to Prime in 1987.

bullet In 1987, LeBow tried to sell his interest in MAI to Prime Computer without success.

bullet In November 1988, MAI launched a hostile tender offer bid for Prime Computer.

bullet Despite suggestions in the press to the contrary, LeBow denied the notion that he had made the hostile bid to force Prime to make a counterbid for MAI.

bullet     Prime rejected MAI's offer and a lengthy takeover battle ensued.

bullet     MAI allowed its bid to expire in August 1989.


		 LEBOW's INVOLVEMENT IN OTHER TRANSACTIONS

Case Study:  American Brands

LeBow discussed a possible acquisition of Liggett by American Brands. When the talks were unsuccessful, he made a Hart-Scott-Rodino filing.

bullet In July 1988, LeBow approached American Brands about a possible acquisition of its tobacco operations by the Liggett Group. He also expressed a willingness to explore the possible acquisition of Liggett by American Brands.

bullet In September 1988, through Brooke Partners, LeBow made a Hart-Scott-Rodino filing indicating his intention to purchase in excess of $15MM of American Brands stock and in excess of 50% of the company's voting securities.

bullet There have been no subsequent filings to indicate that any American Brands securities have been acquired by LeBow.


		 LEBOW'S INVOLVEMENT IN OTHER TRANSACTIONS

		Summary of Liggett's May 12 Merger Proposal
				   ($MM)

     Prior to becoming a puported activist for RJR Nabisco shareholders, LeBow made a proposal to RJR which would have resulted in significant gain to him without commensurate benefit to all shareholders.


	 LeBow Contributes                                         LeBow Receives
- --------------------------------------------------                 -------------------------------------------------
       Liggett Group Inc.
(Fiscal Year Ended December 31, 1994)                              I. 20% of combined RJR Tobacco/Liggett

                                                                         Value Estimates
Income Statement:              Balance Sheet                                  20% RJR Tobaccco(3)              $759
									      20% Liggett                      0-18
													    --------
Sales              $466        Cash            $  0                                                        $759-777
EBITDA               42        Total Debt       190
Net Income           16(1)     Shareholder's
			       Equity          (154)

Cash Net Income      20                                            II.  Preferred Stock                          350
- ---------------------------------------------------                -------------------------------------------------
Value Estimate:           $0-90(2)                                 Value Estimate:                    $1,109 - 1,127

		     Net Benefit to LeBow $1,019-1,127

- ----------
Notes:  (1) Net income before extraordinary item.

	(2) Calculated as the range of a 4.0x multiple of last twelve months EBITDA (less net debt) and a 4.5x multiple of 1994 cash net income. Includes no assumption regarding earnings contribution of Russian investments other than that already included in public financials.

	(3) RJR's tobacco business valued by deducting Nabisco equity value attributable to RJR (80.5%) from fully diluted RJR equity value on May 12, 1995.


     ______________________________________________________________________

				CONCLUSION
     ______________________________________________________________________


				CONCLUSION


Considerations Regarding a Future with LeBow

bullet LeBow's business past indicates that he has not been a successful operating manager of companies bullet LeBow's past also highlights his potential for significant self-dealing at the expense of shareholders bullet Managing RJR Nabisco's tobacco business like Liggett's low end business would lead to declines in operating performance and reduce shareholder value bullet Shareholders know what RJR Nabisco plans to do: increase cash returns to shareholders through a dividend increase and share repurchase program while still maintaining the quality and market presence of its brands. What in LeBow's past makes his behavior as a manager predictable or his statements reliable?


		 LEBOW'S HISTORY WITH BROOKE GROUP/LIGGETT

LeBow's Management of Liggett

      LeBow has displayed through his management of Liggett, his core business, that he is not a builder of companies.

bullet      Liggett is a weak competitor with a vulnerable business strategy

		dash   Dependence on a few private label customers

		dash   Very low margins of 13% (vs.  RJR Nabisco margins of
		       32%)

		dash Declining volume, market share and distribution capabilities

		dash Lack of presence in the high growth international tobacco market

		dash   No sales force presence; losing distribution

		dash   Antiquated plant and equipment; no reinvestment


bullet Liggett lacks a focused and committed senior management; the CEO has been replaced numerous times; there is no apparent management development program bullet Liggett was fined for disobeying regulations regarding the use of imported tobacco leaf